Exhibit 10.1

AMENDMENT NO. 1 TO THE JUNIOR SECURED
CONVERTIBLE NOTE PURCHASE AGREEMENT

AMENDMENT NO. 1 TO THE JUNIOR SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT, dated as of November 16, 2018 (this “Amendment”), to the Junior Secured Convertible Note Purchase Agreement, dated as of December 27, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “NPA”), among DETERMINE, INC., a Delaware corporation (the “Company”), Lloyd I. Miller, III (Deceased), as Lenders’ Agent (“Lenders’ Agent”), MILFAM II L.P. (“Milfam”), and Alimco Financial Corporation (“Alimco”, and together with Milfam, the “Purchasers”).

WITNESSETH:

WHEREAS, pursuant to the NPA, the Purchasers have purchased, and the Company has issued certain promissory Notes (as defined in the NPA) to the Company;

WHEREAS, the Company has requested that the Purchasers purchase additional notes of the Borrower in an amount up to $3,000,000 and that certain other amendments be made to the NPA as set forth in Section 4 of this Amendment (the “Amendments”) (the NPA, after giving effect to the Amendments, the “Amended NPA”);

WHEREAS, the Company, Lenders’ Agent and the Purchasers are willing to agree to this Amendment and the Amended NPA on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.     Definitions. Unless otherwise defined herein, terms defined in the NPA and used herein shall have the meanings given to them in the NPA.

SECTION 2.     Amendment Effective Date. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the following conditions have been satisfied (or waived pursuant to Section 7(e) of the NPA):

(a)     Lenders’ Agent shall have received counterparts to this Amendment, duly executed by the Company and the Purchasers;

(b)     (i) all of the representations and warranties made by the Company in the NPA shall be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and (ii) no Event of Default shall have occurred and be continuing at the time of, or after giving effect to, this Amendment on the Amendment Effective Date; and

(c)     the Lenders’ Agent shall have received a duly executed officer’s certificate from the Company certifying as to the satisfaction of the matters set forth in condition (b) above.

SECTION 3.     Amendment Fees. In consideration of the Amendment, the Company shall pay to the Purchasers, ratably in accordance with their pro rata shares set forth opposite their names on Schedule I of the Amended NPA:

(a)     On the date that the Purchasers make the first Advance (as defined in the Amended NPA) (the “First Fee Date”), a fee of $270,000 in the aggregate (“Amendment Fee No. 1”), payable in cash on the “Maturity Date” (as defined in each Additional Note) ratably between the Purchasers in accordance with the outstanding Advances made by them, provided that Amendment Fee No. 1 shall be fully earned and accrue, without interest, on the First Fee Date; and

(b)     On the date that the Purchasers make an Advance resulting in the aggregate outstanding principal amount of the Additional Notes exceeding $1,500,000 (the “Second Fee Date”), a fee of $270,000 in the aggregate (“Amendment Fee No. 2”), payable in cash upon the “Maturity Date” (as defined in each Additional Note) ratably between the Purchasers in accordance with the outstanding Advances made by them, provided that Amendment Fee No. 2 shall be fully earned and accrue, without interest, on the Second Fee Date.

(c) If the Supplemental Fee Trigger Event (as defined in Annex A hereto) occurs, the Company shall also pay to the Purchasers, ratably in accordance with the outstanding Advances made by them, the Supplemental Amendment Fee (as defined in Annex A hereto). The Supplemental Amendment Fee shall be fully earned, accrue, without interest, and payable immediately following the effectiveness of the deregistration of the Company’s Common Stock under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SECTION 4.     Representations and Warranties. The Company represents and warrants to each of the Purchasers and Lenders’ Agent that as of the Amendment Effective Date this Amendment has been duly authorized, executed and delivered by it and this Amendment and the NPA, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5.     Amendment to NPA. Effective as of the Amendment Effective Date the NPA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended NPA attached as Annex I hereto.

SECTION 6.     Effect of Amendment; Reaffirmation.

6.1.      Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Purchasers or Lenders’ Agent under the NPA or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the NPA or any other provision of the NPA or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Company reaffirms its Obligations under the Loan Documents to which it is a party and acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations, in each case, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the NPA or any other Loan Document in similar or different circumstances. Nothing in this Amendment shall be deemed to be a novation of any Obligations under the NPA or any other Loan Document.

6.2.      On and after the Amendment Effective Date, each reference in the NPA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the NPA in any other Loan Document shall be deemed a reference to the NPA as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended NPA and the other Loan Documents (as defined in the Amended NPA).

SECTION 7.     General.

7.1.      GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.2.      Costs and Expenses. The Company agrees to reimburse the Lenders’ Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Lenders’ Agent within a reasonable time following the execution hereof.

7.3.      Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

7.4.      Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

DETERMINE, INC.

By:	/s/ John Nolan
Name: John Nolan
Title: CFO

MILFAM II L.P., a Delaware limited partnership

By: MILFAM LLC

Its: General Partner

By:      /s/ Neil S. Subin

Name: Neil S. Subin

Title: Manager

ALIMCO FINANCIAL CORPORATION

By:      /s/ Alan B. Howe

Name: Alan B. Howe

Title: CEO

LENDERS’ AGENT

Lloyd I. Miller, III (Deceased)

By:     /s/ Neil S. Subin

Name: Neil S. Subin

Title: Executor of the Estate of Lloyd I. Miller, III

[Signature Page to Amendment]

ANNEX A

“Supplemental Fee Trigger Event” shall mean the occurrence of a Change of Control (as defined in each Additional Note) pursuant to which all of the issued and outstanding shares of the Company’s common stock are purchased at a price per share in excess of $0.55 (such price, the “Sale Price”).

“Supplemental Amendment Fee” shall mean an additional fee in the amount equal to (i) One Million (1,000,000) multiplied by (ii) the difference between (x) the Sale Price and (y) $0.55.